Exhibit 99.1

David F. Melbourne Jr. Promoted to AquaBounty’s Chief Executive Officer; Sylvia Wulf to Continue as Board Chair

HARVARD, Mass., June 7, 2024 – The Board of Directors of AquaBounty Technologies, Inc. (NASDAQ: AQB) (“AquaBounty” or the “Company”), a land-based aquaculture company utilizing technology to enhance productivity and sustainability, today announced that David F. Melbourne Jr. has been promoted to the position of President and Chief Executive Officer. Sylvia Wulf will continue as the non-executive Board Chair of AquaBounty’s Board of Directors.

“On behalf of the Board of Directors, I am pleased to announce that Dave Melbourne will assume the position of President and Chief Executive Officer of AquaBounty, effective immediately,” said Wulf.  “This move has been part of our long-term succession plan for the leadership team, commencing with his promotion from Chief Commercial Officer to President in August 2023.  Over the last year, Dave has led day-to-day business functions for the Company.  The Board recognizes the outstanding contributions and leadership he has provided over the last year, including his role in the efficient shutdown of our Indiana farm.  With his promotion, he will take on the additional responsibilities for the business including leading our pursuit of a range of financing and strategic alternatives, as well as investor relations and strategic initiatives to achieve AquaBounty’s growth plans.  Dave is a transformational leader and I have full confidence in his ability to take the reins at this critical point in time.  I look forward to working with him in my continued role as Board Chair,” added Wulf.

“I am excited for the opportunity to lead the incredible AquaBounty team as its Chief Executive Officer, and together, deliver the financing required to stabilize the business in the short-term, and put in place the strategic imperatives to achieve our longer-term  growth plans to benefit our Company and stockholders,” said Melbourne.  “My immediate focus will be on securing the required financing to maintain liquidity and support current operations.  Working in conjunction with our investment banking partner, we will prioritize completing the sale of the Indiana farm and aggressively push forward on identifying and finalizing financing and strategic alternatives.”

“We have made great progress over the last five years across all areas of our business.  We have leveraged our advantages of vertical integration; refined and improved our operational expertise and technical capabilities; made important strides forward in our breeding, genetics, and fish health and nutrition initiatives; and successfully launched our salmon into the U.S. and Canadian markets.  AquaBounty has a bright future, all supported by a strong, experienced and committed team.  Together, we will face the challenges and look forward to driving continued progress,” concluded Melbourne.

About AquaBounty

At AquaBounty Technologies, Inc. (NASDAQ: AQB), we believe we are a leader in land-based aquaculture.  As a vertically integrated Company from broodstock to grow out, we are leveraging decades of our technology advances in fish breeding, genetics, and health & nutrition, as well as our operational expertise, to deliver innovative solutions that address food insecurity and climate change issues.  AquaBounty raises its fish in carefully monitored land-based fish farms through a safe, secure and sustainable process. We locate our land-based recirculating aquaculture system farms close to key consumption markets, which are designed to prevent disease and to include multiple levels of fish containment to protect wild fish populations. AquaBounty raises nutritious salmon that is free of antibiotics in a manner that results in a reduced carbon footprint and no risk of pollution to marine ecosystems as compared to traditional sea-cage farming. For more information on AquaBounty, please visit www.aquabounty.com.

Forward-Looking Statements

This press release contains “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995, as amended, including regarding potential financing alternatives for the Company and a potential sale of the Company’s Indiana farm operation. The forward-looking statements in this press release are neither promises nor guarantees, and you should not place undue reliance on these statements because they involve significant risks and uncertainties about AquaBounty. AquaBounty may use words such as “continue,” “believe,” “will,” “may,” “expect,” the negative forms of these words and similar expressions to identify such forward-looking statements. Among the important factors that could cause actual results to differ materially from those indicated by such forward-looking statements are: our history of net losses and the likelihood of future net losses; our ability to continue as a going concern; our ability to raise substantial additional capital on acceptable terms, or at all, which is required to implement our business strategy as planned, or at all; our ability to raise additional funds in sufficient amounts on a timely basis, on acceptable terms, or at all; our ability to attract and retain key personnel, including key management personnel; our ability to retain and reengage key vendors and engage additional vendors, as needed; our ability to obtain approvals and permits to construct and operate our farms without delay; increases in interest rates; delays and defects that may prevent the commencement of farm operations; rising inflation rates; our ability to finance our Ohio farm through the placement of municipal bonds, which may require restrictive debt covenants that could limit our control over the farm’s operation and restrict our ability to utilize any cash that the farm generates; our ability to manage our growth, which could adversely affect our business; risks related to potential strategic acquisitions, investments or mergers; high customer concentration, which exposes us to various risks faced by our major customers; ethical, legal, and social concerns about genetically engineered products; our ability to gain consumer acceptance of our genetically engineered Atlantic salmon (“GE Atlantic salmon”) product; the quality and quantity of the salmon that we harvest; a significant fish mortality event in our broodstock or our production facilities; the loss of our GE Atlantic salmon broodstock; disease outbreaks, which can increase the cost of production and/or reduce production harvests; a shutdown, material damage to any of our farms, or lack of availability of power, fuel, oxygen, eggs, water, or other key components needed for our operations; our ability to efficiently and cost-effectively produce and sell salmon at large commercial scale; any contamination of our products, which could subject us to product liability claims and product recalls; security breaches, cyber-attacks and other disruptions could compromise our information, expose us to fraud or liability, or interrupt our operations; our dependence on third parties for the processing, distribution, and sale of our products; any write-downs of the value of our inventory; business, political, or economic disruptions or global health concerns; adverse developments affecting the financial services industry; industry volatility, including fluctuations in commodity prices of salmon; restrictions on Atlantic salmon farming in certain states; agreements that require us to pay a significant portion of our future revenue to third parties; our ability to receive additional government research grants and loans; international business risks, including exchange rate fluctuations; our ability to use net operating losses and other tax attributes, which may be subject to certain limitations; our ability to maintain regulatory approvals for our GE Atlantic salmon and our farm sites and obtain new approvals for farm sites and the sale of our products in other markets; our ability to continue to comply with U.S. Food and Drug Administration regulations and foreign regulations; significant regulations in the markets in which we intend to sell our products; significant costs complying with environmental, health, and safety laws and regulations, and any failure to comply with these laws and regulations; increasing regulation, changes in existing regulations, and review of existing regulatory decisions; lawsuits by non-governmental organizations and others who are opposed to the development or commercialization of genetically engineered products; risks related to the use of the term “genetically engineered,” which will need to be included as part of the acceptable market name for our GE Atlantic salmon, and bioengineering disclosures provided in accordance with U.S. Department of Agriculture regulations; competitors and potential competitors may develop products and technologies that make ours obsolete or garner greater market share than ours; any theft, misappropriation, or reverse engineering of our products could result in competing technologies or products; our ability to protect our proprietary technologies and intellectual property rights; our ability to enforce our intellectual property rights; volatility in the price of our shares of common stock; our ability to maintain our listing on the Nasdaq Stock Market LLC; our success in growing, or our perceived ability to grow, our GE Atlantic salmon successfully and profitably at commercial scale; an active trading market for our common stock may not be sustained; our status as a “smaller reporting company” and a “non-accelerated filer” may cause our shares of common stock to be less attractive to investors; any issuance of preferred stock with terms that could dilute the voting power or reduce the value of our common stock; provisions in our corporate documents and Delaware law could have the effect of delaying, deferring, or preventing a change in control of us; our expectation of not paying cash dividends in the foreseeable future; and other risks and uncertainties discussed in the Company’s filings with the Securities and Exchange Commission (“SEC”).  Forward-looking statements speak only as of the date hereof, and, except as required by law, AquaBounty undertakes no obligation to update or revise these forward-looking statements. For information regarding the risks faced by us, please refer to our public filings with the SEC, available on the Investors section of our website at www.aquabounty.com and on the SEC’s website at www.sec.gov.

Company & Investor Contact:
AquaBounty Technologies

investors@aquabounty.com

Media Contact:
Vince McMorrow
Fahlgren Mortine
(614) 906-1671
vince.mcmorrow@Fahlgren.com